Exhibit 10.12

                           OMNIBUS AMENDMENT AGREEMENT

                          Dated as of February 4, 2000




                                  in respect of
                           THERMOGAS TRUST NO. 1999-A
                             PARTICIPATION AGREEMENT
                                 LOAN AGREEMENT
                                 TRUST AGREEMENT
                       Each dated as of December 15, 1999

                       -----------------------------------


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                                TABLE OF CONTENTS

SECTION              HEADING                                                PAGE

SECTION 1.           AMENDMENT OF ORIGINAL AGREEMENTS..........................2

       Section 1.1.  Amendments to Participation Agreement.....................2
       Section 1.2.  Amendments to Loan Agreement..............................4
       Section 1.3.  Amendments to Trust Agreement.............................5

SECTION 2.           REPRESENTATIONS OF THE LESSEE.............................6


SECTION 3.           AUTHORIZATION AND DIRECTION...............................6


SECTION 4.           EFFECTIVENESS.............................................6


SECTION 5.           FEES AND EXPENSES.........................................6


SECTION 6.           MISCELLANEOUS.............................................6

       Section 6.1.  Construction..............................................6
       Section 6.2.  References................................................7
       Section 6.3.  Headings and Table of Contents............................7
       Section 6.4.  Counterparts..............................................7
       Section 6.5.  Governing Law.............................................7

                                      -1-
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                           OMNIBUS AMENDMENT AGREEMENT

     THIS OMNIBUS AMENDMENT AGREEMENT dated as of February 4, 2000 (this "Amendment") is among FERRELLGAS, LP, a Delaware limited partnership (as successor in interest to Thermogas L.L.C., a Delaware limited liability company ("Thermogas"), pursuant to the hereinafter defined Assumption Agreement) (the "Lessee"), FERRELLGAS, INC., a Delaware corporation (the "General Partner"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, in its individual capacity and in its capacity as certificate trustee under the Trust Agreement referred to below (the "Certificate Trustee"), FIRST SECURITY TRUST COMPANY OF NEVADA, a Nevada banking corporation (the "Agent"), and BANC OF AMERICA LEASING & CAPITAL, LCC, as Certificate Purchaser under the Participation Agreement referred to below (the "Certificate Purchaser") and as Lender under the Participation Agreement referred to below (the "Lender").


                                    RECITALS:

     A. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Participation Agreement (as hereinafter defined and as amended hereby).

     B. Thermogas, The Williams Companies, Inc., a Delaware corporation, the Certificate Trustee, the Agent, the Certificate Purchaser and the Lender have heretofore entered into that certain Participation Agreement dated as of December 15, 1999 (the "Participation Agreement").

     C. The Certificate Trustee, the Agent and the Lender have heretofore entered into that certain Loan Agreement dated as of December 15, 1999 (the "Loan Agreement").

     D. The Certificate Purchaser and First Security Bank, National Association, in its individual capacity and as Certificate Trustee, have heretofore entered into that certain Trust Agreement dated as of December 15, 1999 (the "Trust Agreement").

     E. Pursuant to that certain Assumption Agreement dated as of December 15, 1999 (the "Assumption Agreement"), the Lessee has assumed all of the obligations of Thermogas under the Operative Documents.

     F. The Lessee, the General Partner, the Certificate Trustee, the Agent, the Certificate Purchaser and the Lender now desire to amend the Participation Agreement, the Loan Agreement and the Trust Agreement (collectively, the "Original Agreements") in the respects, but only in the respects, hereinafter set forth.

     NOW, THEREFORE, the Lessee, the General Partner, the Certificate Trustee, the Agent, the Certificate Purchaser and the Lender, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.           AMENDMENT OF ORIGINAL AGREEMENTS.

     Section 1.1. Amendments to Participation Agreement. (a) Section 8.3 of the Participation Agreement shall be and is hereby amended and restated in its entirety to read as follows:

          "Section 8.3. Action upon Instructions Generally.  Subject to Sections
     8.4 and 8.6, upon written instructions of the Required Participants, Agent shall, on behalf of the Participants, give such notice or direction, exercise such right, remedy or power hereunder or in respect of the Units, and give such consent or enter into such amendment to any document to which it is a party as Agent as may be specified in such instructions. Agent shall deliver to each Participant a copy of each notice, report and certificate received by Agent pursuant to the Operative Documents. Agent shall have no obligation to investigate or determine whether there has been a Lease Event of Default or a Lease Default. Agent shall not be deemed to have notice or knowledge of a Lease Event of Default or Lease Default unless a Responsible Officer of Agent is notified in writing of such Lease Event of Default or Lease Default; provided that Agent shall be deemed to have been notified in writing of any failure of Lessee to pay Rent in the amounts and at the times set forth in Article IV of the Lease. If Agent receives notice of a Lease Event of Default, Agent shall give prompt notice thereof, at Lessee's expense, to each Participant. Subject to Sections 8.4,
     8.6 and 9.5, Agent shall take action or refrain from taking action with respect to such Lease Event of Default as directed by the Required Participants; provided that, unless and until Agent receives such directions, Agent may refrain from taking any action with respect to such Lease Event of Default. Prior to the date the Lease Balance shall have become due and payable by acceleration pursuant to Section 8.2 of the Lease, the Required Participants may deliver written instructions to Agent to waive, and Agent shall waive pursuant thereto, any Lease Event of Default and its consequences; provided that in the absence of written instructions from all Participants, Agent shall not waive any: (i) Payment Default, or (ii) covenant or provision which, under Section 9.5, cannot be modified or amended without the consent of all Participants. As to any matters not expressly provided for by this Participation Agreement, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Participants and such instructions of the Required Participants and any action taken or failure to act pursuant thereto shall be binding on each Participant."

          (b) The following definitions set forth in Appendix I to the Participation Agreement shall be and are hereby amended and restated to read as follows:

                    "Eligible  Assignee"  means (i) a commercial bank or finance company organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (iii) a Person that is primarily engaged in the business of commercial banking or is a finance company and that is (A) a Subsidiary of a Participant, (B) a Subsidiary of a Person of which a Participant is a Subsidiary, (C) a Person of which a Participant is a Subsidiary, or (D) a Subsidiary of a Person described in clauses (i) or (ii) above the obligations of which are guaranteed by a Person described in clauses (i) or (ii) above.

                    "Interest  Rate" for any Class of Notes  shall  mean for any
               Payment Period, the sum of the LIBO Rate plus the Applicable Margin for such Class of Notes or at any time that the provisions of Section 7.6 of the Participation Agreement shall apply, the Alternate Base Rate for such Class of Notes plus a margin selected by the holders of such class of Notes (subject to the Lessee's consent which shall not be unreasonably withheld) which margin when added to the Alternate Base Rate would most closely approximate the LIBO Rate most recently in effect plus the Applicable Margin.

                    "Operative   Documents"   shall   mean   the   Participation
               Agreement, the Lease, the Bill of Sale, the Loan Agreement, the Assignment of Lease and Rent, the Trust Agreement, the Lessee Guaranty, the Assumption Agreement, the Agent Fee Letter, the Trustee Fee Letter, the Notes and the Certificates.

                    "Payment Period" shall mean Quarterly  Payment Period during the Lease Term; provided that any Payment Period that would otherwise extend beyond the Final Maturity Date shall end on the Final Maturity Date.

                    "Required  Participants"  shall mean,  as of the date of the determination, (i) for purposes of any amendment, modification or waiver of Article IV, Article V (to the extent such amendment, modification or waiver reduces or adversely effects the rights, duties or interests of Participants of one or more classes of Notes or Certificates without equally affecting the rights, duties or interests of the Participants holding Notes or Certificates of the other class or classes), Article VI (to the extent such amendment, modification or waiver reduces or adversely effects the rights, duties or interests of Participants of one or more classes of Notes or Certificates without equally affecting the rights, duties or interests of the Participants holding Notes or Certificates of the other class or classes),
               Article VIII (to the extent such amendment, modification or waiver relates to the articles described in this clause (i)) and
               Article IX of the Lease, (A) Lenders holding at least a majority in aggregate principal amount of the Class A Notes and (B) Lenders holding at least a majority in aggregate principal amount of the Class B Notes and (C) Certificate Purchasers holding at least a majority in aggregate principal amount of Certificates,
               (ii) for purposes of the Trust Agreement, Certificate Purchasers holding at least a majority in aggregate principal amount of the Certificates and (iii) for all other purposes, subject to Section
               9.5 of the Participation Agreement, Participants holding at least a majority in aggregate principal amount of Notes and Certificates.

                    "Yield  Rate"  shall  mean,  with  respect  to each  Payment
               Period, the applicable rate at which Yield shall accrue and be payable from time to time on the Certificates, which rate shall be the rate per annum equal to the sum of (i) the LIBO Rate for such Payment Period plus (ii) 4.00% or, at any time the Certificates bear interest at the Alternate Base Rate, the Alternate Base Rate for such Payment Period plus a margin selected by the holders of the Certificates (subject to the Lessee's consent which shall not be unreasonably withheld) which margin when added to the Alternate Base Rate would most closely approximate the LIBO Rate most recently in effect plus 4.00%.

     Section 1.2. Amendments to Loan Agreement. (a) Section 3.1 of the Loan Agreement shall be and is hereby amended and restated in its entirety to read as follows:

     "Section 3.1. Rent Distribution. Except as otherwise provided in Section 3.3, each payment of Basic Rent under the Lease as well as any payment of interest on overdue installments of Basic Rent under the Lease, and any other monies paid over by Lessee or Borrower to Agent for such purpose, shall be distributed as promptly as possible (it being understood that any payments of Basic Rent received by Agent under the Lease on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) in the following order of priority:

          first, (a) an amount equal to the aggregate amount of the payment of interest (as well as any interest on (to the extent permitted by Applicable Laws and Regulations) overdue interest) then due on the Loans evidenced by the Class A Notes shall be distributed and paid to the Lenders holding Class A Notes pro rata, in proportion that the unpaid principal amount of Loans evidenced by the Class A Notes held by each such Lender bears to the aggregate unpaid balance of the Loans evidenced by the Class A Notes and
     (b) an amount equal to the aggregate amount of the payment of interest (as well as any interest on (to the extent permitted by Applicable Laws and Regulations) overdue interest) then due on the Loans evidenced by the Class B Notes shall be distributed and paid to the Lenders holding Class B Notes pro rata, in proportion that the unpaid principal amount of Loans evidenced by the Class B Notes held by each such Lender bears to the aggregate unpaid balance of the Loans evidenced by the Class B Notes, in each case, without priority of one Lender or one class over another;

          second, an amount equal to the aggregate amount of principal then due on the Loans evidenced by the Class A Notes shall be paid and distributed to the Lenders holding Class A Notes pro rata among the Lenders holding
     Class A Notes, without priority of one such Lender over another, in the proportion that the unpaid principal amount of the Loans evidenced by the Class A Notes held by each such Lender bears to the aggregate unpaid principal amount of the Loans evidenced by the Class A Notes; and

          third, the balance, if any, of such payment remaining thereafter shall be distributed in accordance with Section 3.2(b) of the Trust Agreement."

          (b) Section 3.5 of the Loan Agreement shall be and is hereby amended by deleting the reference therein to "clause fourth of Section 3.2(b)(i)" and substituting "clause second of Section 3.2(b)(i)" in place thereof.

     Section 1.3. Amendments to Trust Agreement. Section 3.2(c) of the Trust Agreement shall be and is hereby amended and restated in its entirety to read as follows:

          "(c) Mandatory Prepayments and Other Payments. Except as otherwise provided in Section 3.3, all amounts received by Certificate Trustee from Agent (other than Excluded Amounts) pursuant to clause "second" of Section 3.2(a), clause "second" of Section 3.2(b)(i), or clause "second" of Section 3.2(c)(ii), in each case, of the Loan Agreement shall be distributed forthwith upon receipt by Certificate Trustee in the following order of priority: first, so much of such payment as shall be required to reimburse Certificate Trustee for any expenses not otherwise reimbursed as to which Certificate Trustee is entitled to be so reimbursed pursuant to the provisions hereof shall be retained by Certificate Trustee; second, so much of such payment as shall be required to pay in full (or in part in the case of amounts received pursuant to clause "second" of such Section 3.2(b)(i)) the aggregate Certificate Amounts and all accrued but unpaid Yield thereon to the date of distribution shall be paid to the Certificate Purchasers (pro rata among the Certificate Purchasers, without priority of one Certificate Purchaser over the other, in the proportion that the outstanding Certificate Amounts of each Certificate Purchaser bears to the aggregate outstanding Certificate Amounts); and third, the balance, if any, shall be paid to Lessee."

SECTION 2.           REPRESENTATIONS OF THE LESSEE.

     The Lessee represents and warrants that (i) all representations and warranties set forth in the Lease, as amended, are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full and (ii) no Lease Default or Lease Event of Default exists.

SECTION 3.           AUTHORIZATION AND DIRECTION.

     The  Certificate  Purchaser,  by  its  execution  hereof,   authorizes  the
Certificate Trustee to execute and deliver this Amendment.

SECTION 4.           EFFECTIVENESS.

     Upon the execution and delivery of this Amendment by the Lessee, the General Partner, the Certificate Trustee, the Agent, the Certificate Purchaser and the Lender, this Amendment shall be effective as of the date set forth above.

SECTION 5.           FEES AND EXPENSES.

     Lessee agrees to pay all the reasonable fees and expenses of the Certificate Purchaser in connection with the negotiation, preparation, approval, execution and delivery of this Amendment (including the fees and expenses of their special counsel).

SECTION 6.           MISCELLANEOUS.

     Section 6.1. Construction. This Amendment shall be construed in connection with and as part of the Original Agreements, and except as modified and expressly amended by this Amendment, all terms, conditions and covenants contained in the Original Agreements are hereby ratified and shall be and remain in full force and effect.

     Section 6.2. References. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Original Agreements without making specific reference to this Amendment but nevertheless all such references shall be deemed to include this Amendment unless the context otherwise requires.

     Section 6.3. Headings and Table of Contents. The headings of the Sections of this Amendment and the Table of Contents are inserted for purposes of
convenience   only  and  shall  not  be  construed  to  affect  the  meaning  or construction of any of the provisions hereof and any reference to numbered Sections, unless otherwise indicated, are to Sections of this Amendment.

     Section 6.4. Counterparts. This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment.

     SECTION 6.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (EXCLUDING
CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE).


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     IN WITNESS  WHEREOF,  the Lessee,  the  General  Partner,  the  Certificate
Trustee, the Agent, the Certificate Purchaser and the Lender have caused this instrument to be executed, all as of the day and year first above written.

Lessee:                          FERRELLGAS, LP, as Lessee

                                 By Ferrellgas, Inc., its General Partner


                                 By:
                                 Name:
                                 Title:

General Partner:                 FERRELLGAS, INC.


                                 By:
                                 Name:
                                 Title:


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Certificate Trustee:             FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 in its individual capacity and as
                                 Certificate Trustee


                                 By:
                                 Name:
                                 Title:



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Agent:                           FIRST SECURITY TRUST COMPANY OF NEVADA,
                                 not in its individual capacity
                                 except as expressly stated herein,
                                 but solely as Agent


                                 By:
                                 Name:
                                 Title:


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Certificate Purchaser:           BANC OF AMERICA LEASING & CAPITAL, LLC,
                                 as Certificate Purchaser


                                 By:
                                 Name:
                                 Title:


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Lender:                          BANC OF AMERICA LEASING & CAPITAL, LLC,
                                 as Lender


                                 By:
                                 Name:
                                 Title: